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                                                                      EXHIBIT 21
                    SUBSIDIARIES OF ATMOS ENERGY CORPORATION

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                                                                        State of                Percent of
                             Name                                     Incorporation             Ownership
------------------------------------------------------------          -------------             ---------
ATMOS ENERGY HOLDINGS, INC.                                              Delaware                 100%

ATMOS ENERGY SERVICES, LLC                                               Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)

GREELEY ENERGY SERVICES, INC.                                            Delaware                 100%
(wholly-owned by Atmos Energy Services, LLC)

TRANS LOUISIANA ENERGY SERVICES, INC.                                    Delaware                 100%
(wholly-owned by Atmos Energy Services, LLC)

UNITED CITIES ENERGY SERVICES, INC.                                      Delaware                 100%
(wholly-owned by Atmos Energy Services, LLC)

WKG ENERGY SERVICES, INC.                                                Delaware                 100%
(wholly-owned by Atmos Energy Services, LLC)

EGASCO, LLC                                                               Texas                   100%
(a limited liability company) (wholly-owned by
Atmos Energy Holdings, Inc.)

ENERGAS ENERGY SERVICES TRUST                                          Pennsylvania               100%
(a business trust)
(wholly-owned by Atmos Energy
Services, LLC)

UNITED CITIES PROPANE GAS, INC.                                         Tennessee                 100%
(a wholly-owned subsidiary of Atmos Energy
Holdings, Inc.)

ENERMART ENERGY SERVICES TRUST (a                                      Pennsylvania               100%
business trust)
(wholly-owned by Atmos Energy Holdings, Inc.)

ATMOS ENERGY MARKETING, LLC                                              Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)

ATMOS POWER SYSTEMS, INC.                                                Georgia                  100%
(a wholly-owned subsidiary of Atmos Energy
Holdings, Inc.)
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                                                                        State of                Percent of
                             Name                                     Incorporation             Ownership
------------------------------------------------------------          -------------             ---------
ATMOS PIPELINE AND STORAGE, LLC                                          Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)

UCG STORAGE, INC.                                                        Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

WKG STORAGE, INC.                                                        Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

ATMOS EXPLORATION AND PRODUCTION, INC.                                   Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

TRANS LOUISIANA INDUSTRIAL GAS COMPANY, INC.                             Delaware                 100%
(wholly-owned by Atmos Energy Marketing, LLC)

WOODWARD MARKETING, LLC                                                  Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Marketing, LLC)

SOUTHERN RESOURCES, INC.                                                 Kentucky                 100%
(wholly-owned by Woodward Marketing, LLC)

TRANS LOUISIANA GAS PIPELINE, INC.                                      Louisiana                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

Trans Louisiana Gas Storage, Inc.                                        Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)
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